UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2018

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	1-7939	11-2160665
(State of Incorporation or	(Commission File Number)	(IRS Employer
Organization)		Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 20, 2018, Vicon Industries, Inc. (“the Company”) held its Annual Meeting of Shareholders. The matters voted upon and results of the vote were as follows:

PROPOSAL 1. ELECTION OF TWO DIRECTORS

The holders of common stock of the Company elected Mr. Saagar Govil and Mr. Aron Govil to serve for a three-year term expiring at the 2021 Annual Meeting of Shareholders. The voting results for the nominees to the Board of Directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Mr. Saagar Govil	9,625,077	1,178,341	3,860,667
Mr. Aron Govil	9,728,640	1,074,778	3,860,667

PROPOSAL 2. APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION

The holders of common stock of the Company approved, on an advisory basis, the compensation of its named executive officers as disclosed in its proxy statement by the following count:

For	Against	Abstain	Broker Non-Votes
9,364,605	1,271,713	167,100	3,860,667

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The holders of common stock of the Company ratified the appointment of Wei, Wei & Co., LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2018 by the following count:

For	Against	Abstain	Broker Non-Votes
13,513,513	1,150,572	—	—

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 75,000,000 SHARES

The holders of common stock of the Company approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 75,000,000 shares by the following count:

For	Against	Abstain	Broker Non-Votes
11,195,809	3,464,980	3,296	—

PROPOSAL 5. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK

The holders of common stock of the Company approved an amendment to the Company's Certificate of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock by the following count:

For	Against	Abstain	Broker Non-Votes
8,791,451	2,005,991	5,976	3,860,667

PROPOSAL 6. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS OF THE COMPANY

The holders of common stock of the Company approved an amendment to the Company's Certificate of Incorporation to permit written consent by the requisite number of shareholders of the Company for any permitted action in lieu of holding a meeting of shareholders by the following count:

For	Against	Abstain	Broker Non-Votes
8,907,981	1,885,528	9,909	3,860,667

PROPOSAL 7. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE VOTE REQUIRED TO APPROVE A PLAN OF MERGER OR ASSET TRANSFER UNDER SECTIONS 903 AND 909 OF THE NEW YORK BUSINESS CORPORATION LAW SHALL BE A MAJORITY OF THE SHARES ENTITLED TO VOTE THEREON (THIS PROPOSAL REQUIRED THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS (2/3) OF THE 17,552,623 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE)

The holders of common stock of the Company did not approve an amendment to the Company's Certificate of Incorporation to provide that the vote required to approve a plan of merger or asset transfer under Sections 903 and 909 of the New York Business Corporation Law, as applicable, shall be a majority of the shares entitled to vote thereon by the following count:

For	Against	Abstain	Broker Non-Votes
8,984,463	1,805,269	13,686	3,860,667

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2018

VICON INDUSTRIES, INC.
By: /s/ John M. Badke
John M. Badke
Chief Operating Officer and
Chief Financial Officer